Offerings - Offering: 1	Sep. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.750% Notes due 2036
Amount Registered | shares	700,000,000
Maximum Aggregate Offering Price	$ 694,078,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 95,852.17
Offering Note	Calculated in accordance with Rule 457(r) under the U.S. Securities Act of 1933, as amended.